Exhibit 99.2 Guardian Pharmacy Services, Inc. Company Presentation March 3, 2025

Disclaimer This presentation has been prepared by Guardian Pharmacy Services, Inc. (“Guardian,” the “Company,” “we” or “us”). This presentation, and its contents and the accompanying discussion with management may not be further copied, distributed or passed on, directly or indirectly, to any other person or published or reproduced directly or indirectly, in whole or in part, by any medium or in any form for any purpose without the Company’s prior written consent. Forward-Looking Statements: This presentation (including oral commentary that accompanies this presentation) contains forward-looking statements. Forward-looking statements are all statements other than those of historical fact. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are forward-looking. These statements are often, but not always, made through the use of words such as “aims,” “anticipates,” “believes,” “continue,” “estimates,” “expects,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “should,” “will,” “would,” and similar expressions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, many of which are beyond our control. Such risks and uncertainties include: our ability to effectively execute our business strategies, implement new initiatives and improve efficiency; our ability to effectively market and sell, customer acceptance of, and competition for, our pharmaceutical services in new and existing markets; our relationships with pharmaceutical wholesalers and key manufacturers, long-term health care facilities (“LTCFs”) and health plan payors; our ability to maintain and expand relationships with LTCF operators on favorable terms; the impact of a national emergency, public health crisis, global pandemic or outbreak of infectious disease on our employees and business and on our supply chain and the LTCFs we serve; continuing government and private efforts to lower pharmaceutical costs, including by limiting pharmacy reimbursements; changes in, and our ability to comply with, healthcare and other applicable laws, regulations or interpretations; further consolidation of managed care organizations and other health plan payors and changes in the terms of our agreements with these parties; our ability to retain members of our senior management team, our local pharmacy management teams and our pharmacy professionals; our exposure to, and the results of, claims, legal proceedings and governmental inquiries; our ability to maintain the security and integrity of our operating and information technology systems and infrastructure (e.g., against cyber-attacks); product liability, product recall, personal injury or other health and safety issues related to the pharmaceuticals we dispense; the impact of supply chain and other manufacturing disruptions or trade policies related to the pharmaceuticals we dispense; the sufficiency of our sources of liquidity and financial resources to fund our future operating expenses and capital expenditure requirements, and our ability to raise additional capital, if needed; the misuse or off-label use, or errors in the dispensing or administration, of the pharmaceuticals we dispense; and volatility of our stock price. We are subject to additional risks and uncertainties described in our periodic reports filed with the Securities and Exchange Commission from time to time, including in the “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections contained in our most recent Quarterly Report on Form 10-Q, which reports are made publicly available at www.sec.gov and via our website, investors.guardianpharmacy.com Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management’s views as of the date hereof. Except to the extent required by applicable law, Guardian undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise. Preliminary Unaudited Financial Information: This presentation includes certain preliminary unaudited financial results of the Company as of and for the three months and year ended December 31, 2024, based upon the information available to the Company as of the date of this presentation. These preliminary unaudited results are not a comprehensive statement of the Company’s results for such periods, and the Company’s actual results may differ materially from these preliminary unaudited results. These preliminary unaudited results are inherently uncertain and subject to change as the Company completes the preparation of its consolidated financial statements and related notes and its financial close procedures for the year ended December 31, 2024. Therefore, you should not place undue reliance upon this information. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the preliminary unaudited financial information included herein and, accordingly, does not express any opinion or any other form of assurance with respect thereto. You should carefully review the Company’s consolidated financial statements for the year ended December 31, 2024, when they become available. Industry Data: This presentation also includes data, forecasts and information obtained from industry publications and other information available to us. Some data is also based on our good faith estimates, which are derived from management’s knowledge of the industry and independent sources. We have not independently verified any of the data from third-party sources, nor have we ascertained the underlying assumptions relied upon therein. While we are not aware of any misstatements regarding the industry data presented herein, estimates and forecasts involve uncertainties and risks and are subject to change based on various factors. Non-GAAP Financial Measures: The financial information in this presentation includes certain information that is not presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Non-GAAP financial measures may be considered in addition to GAAP financial information but should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in ways that are not comparable to similarly titled measures reported by other companies. See the Financial Information Appendix to this presentation for a reconciliation of each Non-GAAP financial measure to its most directly comparable GAAP financial measure. 2

Guardian Pharmacy – A leading, highly differentiated pharmacy services company We provide an extensive suite of tech-enabled services designed to help ensure Long-Term Care Facility 1 (“LTCF”) residents adhere to their appropriate drug regimen, which helps reduce the cost of care and improve clinical outcomes 2 Our solutions focus on the specific and differentiated needs of residents in assisted living and behavioral health facilities, both attractive and high growth end markets 3 We execute on a successful multi-pronged organic, greenfield, and acquisition growth strategy to increase our market share Our management team is highly experienced with a legacy of industry thought leadership and 4 operational excellence 3

Guardian is market leader in our target markets, which are large and growing

Attractive market characteristics

800,000+ ALF residents in US; Guardian serves 115,000

~5% estimated U.S. assisted living facility ("ALF") market compound annual growth rate ("CAGR") from 2023 – 2030

1,200+ independent pharmacies



Overall LTC Pharmacy Market (including SNF) ~$25B
ALF and Memory Care Pharmacy Market ~$7B

Based on industry gathered NIC MAP prescription volume data from 2023, we believe we are the largest LTC Pharmacy in the US in terms of ALF and memory care market share with ~12%

Sources: Access Market Intelligence, AHCA/NCAL, Grand View Research and IBIS World. As discussed in the September 2024 prospectus.

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We have achieved national scale with significant opportunities for growth New Locations (9) Prior Locations (42) 2 (1) (1) 51 pharmacies 25mm Rx’s 186k+ residents in 38 states 5 Note: New Locations are pharmacies that opened in last 12 months or are expected to open in 1H 2025 (Naples, Florida) (1) As of December 31, 2024

$1,300 375 $1,228 Our consistent track record of growth 325 $1,100 (1) $1,046 Revenue ($ mm) Residents served (000’s) Adj. EBITDA ($ mm) 275 $909 $900 15.8% $792 Revenue CAGR 225 $736 $698 $700 13.7% 186 Residents CAGR $600 175 163 151 $506 136 $500 128 $425 123 115 First full year of 125 operations: 2004 98 $323 Location: $91 84 Phoenix, AZ $273 $300 $76 Residents $236 59 $66 75 $212 served: ~4,000 $56 $54 $53 52 44 40 $100 25 2004 2005 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $(100) -25 (2) COVID-19 pandemic Total Equity Invested (Pre-IPO) — ~$68mm Note: Resident and revenue CAGR from 2012 to 2024 (1) See the financial information appendix to this presentation for a reconciliation of each Non-GAAP financial measure to its most directly comparable GAAP financial measure 6 (2) Comprised of investor cash and equity roll of minority partners

ALF residents require ever increasing levels of care and support Key statistics % of residents requiring assistance with Activities of Daily Living (“ADLs”) 52% 58 million Americans over 65 in 2022, projected 85+ to grow to 82 million in 2050 49% The $92B ALF market is projected to grow by 3-6 ADLs ~5% CAGR through 2030 The median ALF length of stay is ~22 months 26% 1-2 ADLs 71% Average ALF resident is 87 years old and 57% takes 12 to 14 prescription medications daily 46% 39% 38% 26% 25% 0 ADLs ALF residents are generally older and face more health challenges, but are financially capable Numbers of ADLs Bathing Dressing Toileting Walking Transferring Eating Sources: ATI Advisory, AHCA/NCAL, Population Reference Bureau, Argentum Getting to 2025 Executive Member Report (2019), AHCA/NCAL, Grand View Research, New Day Cottages 7

Guardian is purpose-built for the differentiated needs and challenges of our target markets Assisted living facility (ALF) Skilled nursing facility (SNF) Resident ability to Each ALF resident has the right by law to choose his or her own Most SNFs encourage their residents to select the SNFs contracted choose pharmacy pharmacy benefit plan and provider pharmacy provider provider Experienced staff members, including an on-site medical director Level of staff and a registered nurse (RN), as well as a licensed practical nurse Typically, minimal clinical training for caregivers/staff members (LPN) or certified nursing assistant (CNA) required to administer experience drugs Access to a medical Most ALF residents maintain their physician relationships, with Each SNF contracts with a medical director that is regularly office visits on-site provider Institutional pharmacies focused on market 8

We service best-in-class assisted living facilities 9

Guardian’s margins are highly stable LTC Medicare Part D represents ~70% of Guardian’s revenue CMS designates LTC as a “distinct pharmacy setting” and requires payors to compensate designated LTC pharmacies for the specific services they are required to provide to LTC residents CMS requires payors to maintain network adequacy in order to serve LTC residents CMS maintains a required list of 10 specific rules and services in order to participate in the LTC Part D program The CMS LTC Part D program requires payors to recognize the value and cost of required service offerings to elderly and often frail LTC residents and is designated a “distinct pharmacy setting.” This reimbursement environment is much different than the typical retail pharmacy where Commercial and Retail Part D might represent ~75% of the payor mix 10

Guardian has demonstrated a durable margin profile Margin trend Gross margin (1)(3) Adj. SG&A Margin (2)(3) Adj. EBITDA Margin 20.5% 20.4% 20.4% 20.0% 19.9% 19.9% 15.2% 15.0% 14.7% 14.7% 14.3% 13.9% 7.6% 7.4% 7.3% 7.3% 7.2% 7.1% 2019 2020 2021 2022 2023 2024 COVID-19 pandemic (1) Adj. SG&A Margin excludes share-based compensation, certain legal and other regulatory matters, non-recurring IPO costs (2) Adj. EBITDA Margin excludes share-based compensation, certain legal and other regulatory matters, non-recurring IPO costs, and non-recurring settlement proceeds related to payor reimbursement 11 (3) See the financial information appendix to this presentation for a reconciliation of each Non-GAAP financial measure to its most directly comparable GAAP financial measure

We have a strong track record of executing on our multi-pronged organic, greenfield, and acquisition growth strategy 3 1 2 Addition of new residents Expansion through Servicing new Increase adoption long-term care greenfield start-ups Small bolt-on or in current facilities facilities within acquisitions in contiguous existing markets markets Organic drivers + 4 Supplemented by M & A – forging new partnerships in additional territories 12

4Q 24 Summary (unaudited) § New benefit associated with seasonal trend of conducting vaccine clinics § 4Q’24 Adj. EBITDA includes ~ $1M of public company costs vs. zero in 4Q’23 § Closed acquisition of a pharmacy in Morristown, NJ establishing a new MSA in early November 2024 (1) Residents Served Revenue Adjusted EBITDA (1) See the financial information appendix to this presentation for a reconciliation of each Non-GAAP financial measure to its most directly comparable GAAP financial measure 13

COVID/FLU – Q4 Clinics § Operating vaccine clinics creates a new seasonality element to our business § Extremely complex, operational challenge that was a significant profitability headwind in 4Q‘23 § GRDN created a task force to streamline and optimize operations Supply Chain Logistics Reimbursement § ~$12M of revenue from operating clinics in 4Q’24, compared to ~$10M in 4Q‘23 § 2024 was the first year it was marginally profitable, which contributed significantly to y-o-y EBITDA growth 14

2024 Summary (unaudited) (1) Residents Served Revenue Adjusted EBITDA (1) See the financial information appendix summary to this presentation for a reconciliation of each Non-GAAP financial measure to its most directly comparable GAAP financial measure 15

2025 Guidance (1) Revenue Adj. EBITDA $1.330B - $1.350B $97M - $101M* 9% YoY growth at the mid-point 9% YoY growth at the mid-point (1) 2025 guidance includes full year of public company costs * Guardian has not provided a quantitative reconciliation of forecasted Adjusted EBITDA, a non-GAAP financial measure, to forecasted net income within this communication because Guardian is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence due to the variability and complexity of such items. These items include, but are not limited to, income taxes and share-based compensation. These items, which could materially affect the computation of forecasted net income, are inherently uncertain and depend on 16 various factors.

Our secret sauce Our target markets are strong, growing and greatly benefit from our resident-centric, high touch approach Our extensive suite of tech-enabled services deliver cost savings and help drive better clinical outcomes to constituents through formulary optimization and drug regimen adherence We have a strong management team and corporate culture of local touch and service We have an impressive track record of growth and capital allocation Our acquisition platform is capable of delivering accretive growth by leveraging strong synergies 35% employee owned, new LTIP program to 235 employees/operators 17

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Financial Information Appendix 19 19

Reconciliation of Adjusted EBITDA and Adjusted SG&A Annual Year Ended December 31, ($ in millions) 2019 2020 2021 2022 2023 Net Income $ 31.4 $ 29.7 $ 28.3 $ 49.7 $ 37.7 Add: Interest Expense $ 2.3 $ 2.2 $ 1.6 $ 1.9 $ 2.9 Depreciation & Amortization $ 15.9 $ 17.3 $ 16.5 $ 16.5 $ 18.2 EBITDA $ 49.6 $ 49.2 $ 46.4 $ 68.1 $ 58.8 Share-based compensation (1) $ 1.9 $ 3.2 $ 13.0 $ (3.4) $ (6.1) Acquisition acounting adjustments $ 1.1 $ 0.6 $ - $ 0.1 $ - Certain legal & other regulatory matters (2) $ 0.5 $ 0.7 $ 1.5 $ 3.6 $ 23.5 Other (3) $ - $ - $ (4.6) $ (2.8) $ - Adjusted EBITDA $ 53.1 $ 53.7 $ 56.3 $ 65.6 $ 76.2 Net income (loss) as a percentage of revenue 4.5% 4.0% 3.6% 5.5% 3.6% Adjusted EBITDA as a percentage of revenue 7.6% 7.3% 7.1% 7.2% 7.3% GAAP selling, general, and administrative expense $ 1 09.3 $ 1 14.9 $ 1 31.1 $ 1 33.9 $ 1 67.4 Subtract: Share-based compensation (1) $ 1.9 $ 3.2 $ 13.0 $ (3.4) $ (6.1) Acquisition acounting adjustments $ 1.1 $ 0.6 $ - $ 0.1 $ - Certain legal & other regulatory matters (2) $ 0.5 $ 0.7 $ 1.5 $ 3.6 $ 23.5 Adjusted SG&A $ 1 05.8 $ 1 10.4 $ 1 16.6 $ 1 33.6 $ 1 50.0 GAAP selling, general, and administrative expense as a percentage of revenue 15.7% 15.6% 16.6% 14.7% 16.0% Adjusted SG&A as a percentage of revenue 15.2% 15.0% 14.7% 14.7% 14.3% (1) Prior to the Corporate Reorganization and IPO, our share-based compensation expense primarily represented non-cash recognition of changes in the value of Restricted Interest Unit awards, which has historically been recorded as a liability using a cash settlement methodology as calculated on a quarterly basis. In connection with the Corporate Reorganization and IPO, certain Restricted Interest Unit awards were modified, resulting in share- based compensation expense of $122.4 million, based on the fair value of the modified awards. Subsequent to the Corporate Reorganization, these modified awards will be equity classified. (2) Represents non-recurring attorney’s fees, settlement costs and other expenses associated with certain legal proceedings. The Company excludes such charges when evaluating operating performance because it does not incur such charges on a predictable basis and exclusion allows for consistent evaluation of operations. (3) Represents non-recurring proceeds from settlements related to payor reimbursement. 20

Reconciliation of Adjusted EBITDA and Adjusted SG&A (cont’d) Three Months Ended Three Months Ended Year Ended December 31, December 31, December 31, 2024 2024 ($ in millions) 2023 Low High Low High Net income (loss) $ 14.6 $ 1 0.1 $ 1 1.1 $ (72.8) $ (71.8) Add: Interest expense 0.7 0.4 0.4 3.3 3.3 Depreciation and amortization 4.7 5.2 5.2 19.8 1 9.8 Provision for income taxes - 6.0 5.0 6.2 5.2 EBITDA $ 20.0 $ 2 1.7 $ 2 1.7 $ (43.5) $ (43.5) Share-based compensation (1) (22.7) 3.5 3.5 1 31.5 131.5 Certain legal & other regulatory matters (2) (22.6) 0.2 0.2 4.0 4.0 IPO-related costs (3) - 0.5 0.5 0.5 0.5 Other (4) - - - (1.7) (1.7) Adjusted EBITDA $ 19.9 $ 2 5.9 $ 2 5.9 $ 9 0.8 $ 90.8 Net income (loss) as a percentage of revenue 5.2% 3.0% 3.3% -5.9% -5.8% Adjusted EBITDA as a percentage of revenue 7.1% 7.6% 7.6% 7.4% 7.4% GAAP selling, general, and administrative expenses $ 39.1 $ 5 0.3 $ 5 0.3 $ 307.3 $ 307.3 Subtract: Share-based compensation (1) (22.7) 3.5 3.5 1 31.5 131.5 Certain legal & other regulatory matters (2) 2 2.6 0.1 0.1 4.0 4.0 IPO-related costs (3) 0.5 0.5 0.5 0.5 Adjusted SG&A $ 39.2 $ 4 6.3 $ 4 6.3 $ 171.4 $ 171.4 GAAP selling, general, and administrative expenses as a 13.9% 14.9% 14.9% 25.0% 25.0% percentage of revenue Adjusted SG&A as a percentage of revenue 13.9% 13.7% 13.7% 13.9% 13.9% (1) Prior to the Corporate Reorganization and IPO, our share-based compensation expense primarily represented non-cash recognition of changes in the value of Restricted Interest Unit awards, which has historically been recorded as a liability using a cash settlement methodology as calculated on a quarterly basis. In connection with the Corporate Reorganization and IPO, certain Restricted Interest Unit awards were modified, resulting in share-based compensation expense of $125.7 million during the year ended December 31, 2024, based on the fair value of the modified awards. Going forward, these modified awards will be equity classified. (2) Represents non-recurring attorney’s fees, settlement costs and other expenses associated with certain legal proceedings. The Company excludes such charges when evaluating operating performance because it does not incur such charges on a predictable basis and exclusion allows for consistent evaluation of operations. (3) Represents non-recurring costs associated with our IPO. 21 (4) Represents non-recurring proceeds from settlements related to payor reimbursement, which were recorded as revenue upon settlement.